Exhibit 32.2

          Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. 1350

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In connection with the amended quarterly report on Form 10-QSB/A of ELECTRONIC
SENSOR TECHNOLOGY, INC. (the "Company") for the period ended June 30, 2006 (the "Report"), I, Francis Chang, Secretary, Treasurer and Vice President of Finance and Administration, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September  26, 2006
                                         /s/ Francis Chang
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                                         Francis Chang
                                         Secretary, Treasurer and Vice President
                                         of Finance and Administration